UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 24, 2016
(Date of earliest event reported)
Violin Memory, Inc.
(Exact name of registrant as specified in its charter)
DE	00136069	20-3940944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4555 Great America Parkway, Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)
650-369-1500
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A (the "Amended Form 8-K") is being filed to make technical corrections to the presentation of the information contained in the original Current Report on Form 8-K filed by Violin Memory, Inc. ("Violin") with the Securities and Exchange Commission on May 24, 2016 (the "Original Form 8-K"), and to include additional cautionary language regarding the information that was presented in the Original Form 8-K. The financial information being presented in this Amended Form 8-K has not changed and is in the same form as the financial information furnished in the Original Form 8-K.
Item 2.02 Results of Operations and Financial Condition.
On May 24, 2016, Violin issued a public announcement of its financial results for the first quarter, ended April 30, 2016, of fiscal year 2017. The public announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Amended Form 8-K and Exhibit 99.1 attached hereto is being furnished pursuant to Item 2.02 of Form 8-K and will not be deemed (i) "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, or (ii) incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Public announcement of Violin Memory, Inc. dated May 24, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2016	Violin Memory, Inc. By: /s/ Cory J. Sindelar Cory J. Sindelar Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Public announcement of Violin Memory, Inc., dated May 24, 2016